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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): July 2, 2002 (July 1, 2002)


                       PRECISION OPTICS CORPORATION, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


Massachusetts                            001-10647           04-2795294
-------------                            ---------           ----------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


                 22 East Broadway, Gardner, Massachusetts 01440
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 630-1800


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Item 4.  Change in Registrant's Certifying Accountant.

         On July 1, 2002, Precision Optics Corporation, Inc. (the
"Registrant") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountants. The Registrant's Audit Committee and Board of Directors have approved this action. The Registrant is in the process of engaging new independent accountants and has received proposals from several accounting firms. The Registrant will file a Current Report on Form 8-K after it engages new independent accountants.

         The reports of Arthur Andersen on the Registrant's financial statements for the past two fiscal years ended June 30, 2001 and June 30, 2002, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years ended June 30, 2001 and June 30, 2002, respectively, and through July 1, 2002, there were no disagreements, resolved or unresolved, with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in connection with its reports on the financial statements.

         During the Registrant's two most recent fiscal years ended June 30, 2001 and June 30, 2002, respectively, and through July 1, 2002, Arthur Andersen has not advised the Registrant as to any of the matters described in Item 304(a)(1)(iv)(B) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

         The Registrant delivered a copy of this Form 8-K report to Arthur Andersen on July 1, 2002. Concurrently therewith, the Registrant requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16 is a copy of the letter of Arthur Andersen to the SEC dated July 2, 2002.

Item 7.  Financial Statements and Exhibits.

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated July 2, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRECISION OPTICS CORPORATION, INC.


Date:  July 2, 2002                By: /s/ Jack P. Dreimiller
                                       -----------------------------------------
                                       Name:  Jack P. Dreimiller
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------
Exhibit 16           Letter from Arthur Andersen LLP to the Securities and
                     Exchange Commission dated July 2, 2002